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                                                                     EXHIBIT 10E

                     AMENDMENT NO. 6 TO AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT

                  This Amendment No. 6 to Amended and Restated Receivables Purchase Agreement (this "Amendment") is entered into as of August 15, 2003, among Avnet Receivables Corporation, a Delaware corporation ("Seller"). Avnet, Inc., a New York corporation ("Avnet"). as initial Servicer (the Servicer together with Seller, the "Seller Parties" and each a "Seller Party"), each Financial Institution signatory hereto (the "Financial Institutions"), each Company signatory hereto (the "Companies") and Bank One, NA (Main Office Chicago), as agent for the Purchasers (the "Agent").

                                    RECITALS

                  Each of the parties hereto entered into that certain Amended and Restated Receivables Purchase Agreement, dated as of February 6, 2002, and amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 1 thereto, dated as of June 26, 2002, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 2 thereto, dated as of November 25, 2002, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 3 thereto, dated as of December 9, 2002, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 4 thereto, dated as of December 12, 2002, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 5 thereto, dated as of June 23, 2003 (such Amended and Restated Receivables Purchase Agreement, as so amended, the "Purchase Agreement").

                  Each Seller Party has requested that the Agent and the Purchasers amend certain provisions of the Purchase Agreement, all as more fully described herein.

                  Subject to the terms and conditions hereof, each of the parties hereto now desires to amend the Purchase Agreement as particularly described herein.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                         AMENDMENT NO. 6 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

408822.05-Chicago S2A

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                  Section 1. Definitions Used Herein. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth for such terms in, or incorporated by reference into, the Purchase Agreement.

                  Section 2. Amendments. Subject to the terms and conditions set forth herein, the Purchase Agreement is hereby amended as follows:

                           (a) Section 4.6 of the Purchase Agreement is hereby
amended by adding the following new paragraph to the end of such section:

                           (d)      Notwithstanding any other provision of this
         Section 4.6. upon receipt, on or before June 11, 2004, by the Agent of written notice from Seller requesting that the Liquidity Termination Date occurring on August 13, 2004 be extended to August 12, 2005, such Liquidity Termination Date shall be extended to August 12, 2005. The Agent shall promptly notify Seller and Scotia of such extension. This
         Section 4.6(d) shall only be applicable to an extension of the Liquidity Termination Date occurring on August 13, 2004.

                           (b) Section 7.1 of the Purchase Agreement is hereby
amended by adding the following new paragraph to the end of such section:

                           (p) Rating Change Fee. If the senior unsecured long-term debt rating of Avnet shall fall to BB (or is withdrawn), as determined by Standard & Poor's Ratings Services, or shall fall to Ba2 (or is withdrawn), as determined by Moody's Investors Service, Inc., within one Business Day of demand therefor, Seller shall pay a one-time fee (i) to the Related Financial Institution for the Bank One Company in immediately available funds, a non-refundable, fully-earned rating change fee equal to 5 basis points (.05%) of the Bank One Company's Company Purchase Limit and (ii) to the Related Financial Institution for the Scotia Company in immediately available funds, a non-refundable, fully-earned rating change fee equal to 5 basis points (.05%) of the Scotia Company's Company Purchase Limit.

                           (c) Section 9. l(h) of the Purchase Agreement is
hereby amended and restated, in its entirety, to read as follows:

                                         AMENDMENT NO. 6 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

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                           (h)      (i) The senior unsecured long-term debt
         rating of Avnet shall be withdrawn or shall be BB- or lower, as determined by Standard & Poor's Ratings Services, or (ii) the senior unsecured long-term debt rating of Avnet shall be withdrawn or shall be Ba3 or lower, as determined by Moody's Investors Service, Inc.

                           (d) Exhibit I to the Purchase Agreement is hereby
amended by amending and restating, in its entirety, the definition of "Liquidity Termination Date" appearing in such exhibit to read as follows:

                  "Liquidity Termination Date" means August 13, 2004, or, if such date is extended pursuant to and in accordance with Section 4.6(d). August 12, 2005.

                  Section 3. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof, upon the satisfaction of the conditions precedent that:

                           (a) Amendment. The Agent shall have received, on or
before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.

                           (b) Amendment to Receivables Sale Agreement. The
Agent shall have received, on or before the date hereof, duly executed copies of Amendment No. 5 to Receivables Sale Agreement, dated as of the date hereof and in the form of Exhibit A hereto (the "RSA Amendment"), by and among Seller and Avnet; and the RSA Amendment shall be in full force and effect.

                           (c) Fee Letters. Each of the Agent and Scotia shall
have received, on or before the date hereof, amended and restated Fee Letters, in form and substance satisfactory to the Agent or Scotia (as applicable), in each case, duly executed by the parties thereto.

                           (d) Amendment Fee. The Related Financial Institution
for the Bank One Company shall have received, on or before the date hereof, in immediately available funds, a non-refundable, fully-earned amendment fee equal to 9 basis points (.09%) of the Bank One Company's Company Purchase Limit, as set forth on Schedule A to the Purchase Agreement. The Related Financial Institution for the Scotia Company shall have received, on or before the date hereof, in immediately available funds, a non-refundable, fully-earned amendment fee equal to 9 basis points (.09%) of

                                         AMENDMENT NO. 6 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

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the Scotia Company's Company Purchase Limit, as set forth on Schedule A to the
Purchase Agreement.

                           (e) Representations and Warranties. As of the date
hereof, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Purchase Agreement and in each other Transaction Document shall be true and correct in all material respects as though made on the date hereof (and by its execution hereof, each of Seller and the Servicer shall be deemed to have represented and warranted such).

                           (f) No Amortization Event. As of the date hereof,
both before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each of Seller and the Servicer shall be deemed to have represented and warranted such).

                  Section 4. Miscellaneous.

                           (a) Effect: Ratification. The amendments set forth
herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or acknowledgment of, any amendment, waiver or modification of any other term or condition of the Purchase Agreement or of any other instrument or agreement referred to therein or (ii) prejudice any right or remedy which any Purchaser or the Agent may now have or may have in the future under or in connection with the Purchase Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Purchase Agreement to "this Agreement," "herein," "hereof and words of like import and each reference in the other Transaction Documents to the Purchase Agreement or to the "Receivables Purchase Agreement" or to the "Purchase Agreement" shall mean the Purchase Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                           (b) Transaction Documents. This Amendment is a
Transaction Document executed pursuant to the Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                                         AMENDMENT NO. 6 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

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                           (c) Costs. Fees and Expenses. In addition to the fees
payable pursuant to Section 3(d), Seller agrees to reimburse the Agent and the Purchasers upon demand for all costs, fees and expenses (including the reasonable fees and expenses of counsels to the Agent and the Purchasers) incurred in connection with the preparation, execution and delivery of this Amendment.

                           (d) Counterparts. This Amendment may be executed in
any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                           (e) Severability. Any provision contained in this
Amendment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                           (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                           (g) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY
WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY PURSUANT TO THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

                           (h) Amendment to Receivables Sale Agreement. Each of
the Agent and each Purchaser, by its execution hereof, consents to Seller's execution and delivery of the RSA Amendment. Each of the Agent and each Purchaser deems this paragraph to constitute prior written consent to Seller's execution of the RSA Amendment and deems this paragraph to satisfy the requirements of Section 7.1(i)(N) of the Purchase Agreement.

                            (Signature Pages Follow)

                                         AMENDMENT NO. 6 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

                                    AVNET RECEIVABLES CORPORATION, as
                                    Seller

                                    By: /s/ DAVID R. BIRK
                                       -----------------------------------------
                                    Name: DAVID R. BIRK
                                    Title: Vice President and Secretary

                                    AVNET, INC., as Servicer

                                    By: /s/ RAYMOND SADOWSKI
                                       -----------------------------------------
                                    Name: RAYMOND SADOWSKI
                                    Title: SENIOR VICE PRESIDENT AND CHIEF
                                           FINANCIAL OFFICER

                                    PREFERRED RECEIVABLES FUNDING
                                    CORPORATION, as a Company

                                    By: /s/ GEORGE S. WILKINS
                                       -----------------------------------------
                                             Authorized Signer

                                    BANK ONE, NA (MAIN OFFICE CHICAGO),
                                    as a Financial Institution and as Agent

                                    By: /s/ GEORGE S. WILKINS
                                       -----------------------------------------
                                    Name: GEORGE S. WILKINS
                                    Title: Director, Capital Markets

                                         AMENDMENT NO. 6 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

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                                    LIBERTY STREET FUNDING CORP., as a
                                    Company

                                    By: /s/ BERNARD J. ANGELO
                                       -----------------------------------------
                                    Name: BERNARD J. ANGELO
                                    Title: Vice President

                                    THE BANK OF NOVA SCOTIA, as a Financial
                                    Institution

                                    By: /s/ NORMAN LAST
                                       -----------------------------------------
                                    Name: NORMAN LAST
                                    Title: Managing Director

                                         AMENDMENT NO. 6 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT